EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of this 12th day of September 2005 by and among Knockout Holdings, Inc., a corporation organized under the laws of Delaware (the "Company"), and the persons identified as Purchasers pursuant to that certain Purchase Agreement of even date herewith by and among the Company and such Purchasers (the "Purchase Agreement").

      The parties hereby agree as follows:

      1. Definitions.

            Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement issued pursuant to the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Additional Registrable Securities" shall mean any shares of Common Stock which are included within the definition of Registrable Securities but not included in any Registration Statement filed pursuant to Section 2(a)(i) below.

            "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

            "Conversion Price" shall have the meaning set forth in the Notes.

            "Filing Date" shall mean the date which is sixty (60) days following the Closing Date.

            "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities or Additional Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

            "Purchasers" shall mean the purchasers identified in the Purchase Agreement and any subsequent holder of any Notes Registrable Securities or Additional Registrable Securities as a result of a transfer of such securities.

            "Register," "registered" and "registration" refer to a registration made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

            "Registrable Securities" shall mean (i) the Underlying Shares and any other shares of Common Stock issued or issuable (a) upon conversion of, or payment of interest or repayment of principal under, the Notes, or (b) upon any distribution with respect to, any exchange for or any replacement of such Notes, or (c) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) 5,800,000 shares of Common Stock issued or issuable upon conversion of 36,250 shares of the Company's Series A Convertible Preferred Stock acquired by the Purchasers in accordance with the agreement with certain shareholders of the Company, dated as of the date hereof; (iii) 3,000,000 shares of Common Stock issued or issuable upon conversion of 18,750 shares of the Company's Series A Convertible Preferred Stock acquired by the Purchasers in accordance with the agreement with John Bellamy, dated the date hereof; (iv) 688,320 shares of Common Stock issued or issuable upon conversion of 4,302 shares of the Company's Series A Convertible Preferred Stock acquired by certain of the Purchasers as reimbursement for expenses in accordance with their fee letter dated the date hereof, (v) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock; and (vi) any other security issued as a dividend or other distribution with respect to, in exchange for, or in replacement of, the securities referred to in the preceding clauses.

            "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities or Additional Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

            "SEC" means the U.S. Securities and Exchange Commission. ---

            "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      2. Registration.

                  (a) Registration Statements.

                  (i) Registrable Securities. On or prior to the Filing Date, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities in an amount equal to (i) at least 100% of the number of Underlying Shares issuable upon full conversion of the Notes at the applicable Conversion Price on the Maturity Date; and (ii) 5,800,000 shares of Common Stock issued or issuable upon conversion of 36,250 shares of the Company's Series A Convertible Preferred Stock acquired by the Purchasers in accordance with the agreement with certain shareholders of the Company, dated as of the date hereof; (iii) 3,000,000 shares of Common Stock issued or issuable upon conversion of 18,750 shares of the Company's Series A Convertible Preferred Stock acquired by the Purchasers in accordance with the agreement with John Bellamy, dated the date hereof; and (iv) 688,320 shares of Common Stock issued or issuable upon conversion of 4,302 shares of the Company's Series A Convertible Preferred Stock acquired by certain of the Purchasers as reimbursement for expenses in accordance with their fee letter dated the date hereof. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends, or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to the Purchasers and their counsel prior to its filing or other submission.

                  (ii) Additional Registrable Securities. At any time and from time to time upon the written demand of the Required Holders following the existence of any Additional Registerable Securities, and in any event within forty-five (45) days following such demand, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Additional Registrable Securities) covering the resale of the Additional Registrable Securities in an amount equal to the number of Additional Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends, or similar transactions with respect to the Additional Registrable Securities. The Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to the Purchaser and its counsel prior to its filing or other submission.

                  (b) Expenses. The Company will pay all expenses associated with each registration in connection with the registration but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

                  (c) Effectiveness.

                  (i) The Company shall use its best efforts to have each Registration Statement declared effective as soon as possible after filing. If
(A) the Registration Statement covering Registrable Securities is not declared effective by the SEC within 120 days following the Closing Date, or the Registration Statement covering Additional Registrable Securities is not declared effective by the SEC within four (4) months following demand of the Required Holders relating to the Additional Registrable Securities to be covered thereby (each of the foregoing deadlines, a "Registration Date"), or (B) except as may be provided in subparagraph (c)(iii) below for an Allowed Delay, after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to subparagraph (iii) below, then the Company will issue to the Purchaser, as liquidated damages and not as a penalty, 4,166 shares of Common Stock per $50,000 of principal amount of the Notes purchased by the Purchaser for each 30 day calendar period during which any of the events described in (A) or (B) above occurs and is continuing (the "Blackout Period"). Each such issuance shall be made within five (5) days of the end of each month of the Blackout Period until the termination of the Blackout Period. The Blackout Period shall terminate upon the effectiveness of the applicable Registration Statement in the case of (A) and (B) above.

                  (ii) In the event that the Registrable Securities (or Additional Registrable Securities after issuance and registration) specifically are not listed or included for quotation on the Nasdaq National Market System, the Nasdaq Small-Cap Market, the Nasdaq OTC Bulletin Board, the New York Stock Exchange, the American Stock Exchange or otherwise publicly traded or trading of the Common Stock is suspended or halted thereon, within twenty (20) days following the issuance of such Underlying Shares, then the Company will make pro-rata payments to the Purchaser as liquidated damages and not as a penalty, in an amount equal to 1% of the sum of the aggregate principal amount then outstanding under the Notes for each 30 day calendar period following the Registration Date during which any of the events described above occurs and is continuing (the "Noncompliance Period"). Each such payment shall be due and payable within five (5) days of the end of each month (or ending portion thereof) of the Blackout Period until the termination of the Noncompliance Period. The Noncompliance Period shall terminate upon listing or inclusion and/or trading of the Registrable Securities on a public market or exchange.

                  (iii) For not more than twenty (20) consecutive trading days or for a total of not more than forty-five (45) trading days in any consecutive twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by terminating or suspending effectiveness of any registration contemplated by this Section, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. No payments under subparagraph (c)(i) shall be required in the event and for the duration of an Allowed Delay.

                  (d) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Purchasers.

      3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities and Additional Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

                  (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period (the "Registration Period") that will terminate upon the earlier of (i) the date on which all Registrable Securities or Additional Registrable Securities have been sold (and no Notes remain outstanding), and (ii) the date on which all Registrable Securities or Additional Registrable Securities, as the case may be, may be sold pursuant to Rule 144(k).

                  (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities and Additional Registrable Securities; provided that, at a time reasonably prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Purchasers copies of all documents proposed to be filed, which documents will be subject to the comments of the Purchasers;

                  (c) permit one counsel designated by the Purchasers to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) business days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

                  (d) furnish to the Purchasers and their one legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities and Additional Registrable Securities owned by such Purchaser;

                  (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

                  (f) if required by the underwriter, or if any Purchaser is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement, on the date that Registrable Securities or Additional Registrable Securities, as applicable, are delivered to an underwriter, if any, for sale in connection with the Registration Statement and at periodic intervals thereafter from time to time on request, (i) an opinion, dated as of such date, from legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and any such Purchaser and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and any such Purchaser;

                  (g) make effort to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

                  (h) furnish to each Purchaser at least five copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules by air mail or reputable courier within three
(3) business days of the effective date thereof;

                  (i) prior to any public offering of Registrable Securities or Additional Registrable Securities, use its best efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities or Additional Registrable Securities, as applicable, for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchaser (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process) and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities or Additional Registrable Securities covered by the Registration Statement;

                  (j) cause all Registrable Securities or Additional Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                  (k) immediately notify the Purchasers, at any time when a Prospectus relating to the Registrable Securities or Additional Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or Additional Registrable Securities, as applicable, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities and Additional Registrable Securities, if applicable, hereunder.

      4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Purchasers who may be deemed an underwriter, advisors to and representatives of such Purchasers (who may or may not be affiliated with the Purchasers and who are reasonably acceptable to the Company), and any underwriter participating in any disposition of Common Stock on behalf of the Purchasers pursuant to the Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of establishing a due diligence defense under applicable securities laws and such other reasonable purposes, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by such Purchasers or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling such Purchasers and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

      5. Obligations of the Purchasers.

                  (a) Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities or Additional Registrable Securities, as applicable, held by it and the intended method of disposition of the Registrable Securities or Additional Registrable Securities, as applicable, held by it, as shall be reasonably required to effect the registration of such Registrable Securities or Additional Registrable Securities, as applicable, and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities or Additional Registrable Securities included in the Registration Statement.

                  (b) Each Purchaser, by its acceptance of the Registrable Securities and Additional Registrable Securities, if any, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities or Additional Registrable Securities, as applicable, from the Registration Statement. Each Purchaser agrees to comply with the applicable prospectus delivery requirements under the 1933 Act in connection with any resales of Registrable Securities pursuant to the Registration Statement.

                  (c) In the event the Company determines to engage the services of an underwriter which engagement is reasonably acceptable to the Purchasers, each Purchaser agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities or Additional Registrable Securities, as applicable.

                  (d) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, such Purchaser will immediately discontinue disposition of Registrable Securities or Additional Registrable Securities pursuant to the Registration Statement covering such Registrable Securities or Additional Registrable Securities, until the Purchaser's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy all copies in the Purchaser's possession of the prospectus covering the Registrable Securities or Additional Registrable Securities, as applicable, current at the time of receipt of such notice.

                  (e) No Purchaser may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities or Additional Registrable Securities, as applicable, on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to the terms of this Agreement.

      6. Indemnification.

                  (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Purchasers, each of their officers, directors, partners and employees and each person who controls the Purchasers (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by such Purchasers, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse in accordance with subparagraph (c) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been provided to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities and Additional Registrable Securities.

                  (b) Indemnification by Holder. In connection with any registration pursuant to the terms of this Agreement, each Purchaser will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities and Additional Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable attorney's fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto.

                  (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities or Additional Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities or Additional Registrable Securities giving rise to such contribution obligation.

      7. Miscellaneous.

                  (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Purchasers affected by such amendment, action or omission to act.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

                  (c) Assignments and Transfers by Purchasers. This Agreement and all the rights and obligations of any Purchaser hereunder may be assigned or transferred to any transferee or assignee of the Notes or Registrable Securities as may be permitted under the Purchase Agreement and the Notes. A Purchaser may make such assignment or transfer to any transferee or assignee of any Note, Registrable Securities or Additional Registrable Securities, provided that (i) such transfer is made expressly subject to this Agreement and the transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of such assignment.

                  (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of the Purchasers, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (and it shall be a condition to any such merger, consolidation or sale that such successor-in-interest assume in writing all obligations hereunder).

                  (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by fax shall have the same force and effect as delivery of an original executed counterpart of this Agreement.

                  (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

                  (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  (j) Entire Agreement. This Agreement, together with the Purchase Agreement and Notes and documents contemplated thereby, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, together with the Purchase Agreement, Notes and documents contemplated thereby, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        THE COMPANY:


                                        KNOCKOUT HOLDINGS, INC.

                                        By: /s/ Richard Han
                                            ------------------------------------
                                        Name: Richard Han
                                        Title: CFO

                                        THE PURCHASERS:


                                        VICIS CAPITAL MASTER FUND
                                        By: Vicis Capital, LLC

                                        By: /s/ Shad Statsney
                                            ------------------------------------
                                        Name: Shad Statsney
                                        Title: Member


                                        GAMMA OPPORTUNITY CAPITAL
                                        PARTNERS LP

                                        By: /s/ Jonathan P. Knight
                                            ------------------------------------
                                        Name: Jonathan P. Knight
                                        Title: President, Gamma Capital Advisers
                                               Ltd, as Agent


                                        BUSHIDO CAPITAL MASTER FUND LP

                                        By: /s/ Christopher Rossman
                                            ------------------------------------
                                        Name: Christopher Rossman
                                        Title: Managing Partner, Bushido Capital
                                               Partners


                                        ROYAL CAPITAL VALUE FUND LP

                                        By: /s/ Yale M. Fergang
                                            ------------------------------------
                                        Name: Yale M. Fergang
                                        Title: Managing Member


                                        ROYAL CAPITAL VALUE FUND (QP) LP

                                        By: /s/ Yale M. Fergang
                                            ------------------------------------
                                        Name: Yale M. Fergang
                                        Title: Managing Member


                                        ROYALCAP VALUE FUND LTD

                                        By: /s/ Yale M. Fergang
                                            ------------------------------------
                                        Name: Yale M. Fergang
                                        Title: Managing Member